EXHIBIT 6(d)

                      Amendment to Distribution Agreements

     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.

Name of Fund                                      Date of Agreement
------------                                      -----------------
The BlackRock Government Income Trust             August 30, 1991 and amended
  (Class A)                                       and restated on April 12, 1995

Command Government Fund                           September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Command Money Fund                                September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Command Tax-Free Money Fund                       September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Global Utility Fund, Inc.                         February 4, 1991 and
  (Class A)                                       amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 4, 1995

Nicholas-Applegate Fund, Inc.                     August 1, 1994 and amended
  (Class A)                                       and restated on May 12, 1995

     Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                        January 22, 1990 and
  (Class A)                                       amended and restated on
                                                  August 1, 1994 and
     Strategy Portfolio                           May 3, 1995
     Balanced Portfolio

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Prudential California Municipal Fund              August 1, 1994 and amended
  (Class A)                                       and restated on May 5, 1995

     California Income Series
     California Series

Prudential California Municipal Fund              February 10, 1989 and
                                                  amended and restated on
     California Money Market Series               July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.            January 3, 1995 and amended
  (Class A)                                       and restated on June 13, 1995

Prudential Equity Fund, Inc.                      August 1, 1994 and amended
  (Class A)                                       and restated on May 5, 1995

Prudential Equity Income Fund                     August 1, 1994 and amended
  (Class A)                                       and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.               July 11, 1994 and amended
  (Class A)                                       and restated on June 13, 1995

Prudential Global Fund, Inc.                      August 1, 1994 and amended
  (Class A)                                       and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.              August 1, 1994 and amended
  (Class A)                                       and restated on May 3, 1995

Prudential Global Natural Resources Fund, Inc.    August 1, 1994 and amended
  (Class A)                                       and restated on May 3, 1995

Prudential Government Income Fund, Inc.           January 22, 1990 and
  (Class A)                                       amended and restated on
                                                  April 13, 1995

Prudential Government Securities Trust            November 20, 1990 and
  Money Market Series                             amended and restated on
  U.S. Treasury Money Market Series               July 1, 1993, May 2, 1995
                                                  and August 1, 1995

Prudential Growth Opportunity Fund, Inc.          January 22, 1990 and
  (Class A)                                       amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

                                       2

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Prudential High Yield Fund, Inc.                  January 22, 1990 and
  (Class A)                                       amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

Prudential Institutional Liquidity                November 20, 1987 and
  Portfolio, Inc.                                 amended and restated on
    Prudential Institutional Money Market Series  July 1, 1993 and
                                                  April 11, 1995

Prudential Intermediate Global Income Fund, Inc.  August 1, 1994 and amended
  (Class A)                                       and restated on May 10, 1995

Prudential MoneyMart Assets                       May 1, 1988 and amended
                                                  and restated on July 1, 1993
                                                  and May 10, 1995

Prudential Mortgage Income Fund, Inc.             August 1, 1994 and amended
  (Class A)                                       and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.                August 1, 1994 and amended
  (Class A)                                       and restated on May 3, 1995

Prudential Municipal Bond Fund                    August 1, 1994 and amended
  (Class A)                                       and restated on May 3, 1995

     Insured Series
     High Yield Series
     Intermediate Series

Prudential Municipal Series Fund                  August 1, 1994 and amended
  (Class A)                                       and restated on May 5, 1995

     Florida Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series

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Prudential Municipal Series Fund

    Connecticut Money Market Series               February 10, 1989 and
    Massachusetts Money Market Series             amended and restated on
    New Jersey Money Market Series                July 1, 1993 and May 5, 1995
    New York Money Market Series

Prudential National Municipals Fund, Inc.         January 22, 1990 and
  (Class A)                                       amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

Prudential Pacific Growth Fund, Inc.              August 1, 1994 and amended
  (Class A)                                       and restated on June 5, 1995

Prudential Global Limited Maturity Fund, Inc.     August 1, 1994 and amended
  (formerly Prudential Short-Term Global Income   and restated on June 5, 1995
  Fund Inc.)
  (Class A)

     Global Assets Portfolio
     Limited Maturity Portfolio

Prudential Special Money Market Fund              January 12, 1990 and
     Money Market Series                          amended and restated on
                                                  April 12, 1995

Prudential Structured Maturity Fund, Inc.         August 1, 1994 and amended
  (Class A)                                       and restated on June 14, 1995

     Income Portfolio

Prudential Tax-Free Money Fund, Inc.              May 2, 1988 and
                                                  amended and restated on
                                                  July 1, 1993, May 2, 1995 and
                                                  August 1, 1995

Prudential U. S. Government Fund                  August 1, 1994 and amended
  (Class A)                                       and restated on June 5, 1995

Prudential Utility Fund, Inc.                     August 1, 1994 and amended
  (Class A)                                       and restated on June 14, 1995

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

                         EACH OF THE FUNDS LISTED ABOVE

                                 By  /s/ ROBERT F. GUNIA
                                    ----------------------------------------
                                    Robert F. Gunia
                                    Vice President



                                    PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.

                                 By  /s/ STEPHEN P. FISHER
                                    -----------------------------------------
                                    Stephen P. Fisher
                                    Vice President

AGREED TO AND ACCEPTED BY:

     PRUDENTIAL SECURITIES INCORPORATED


By /s/ BRENDAN BOYLE
-------------------------------------
   Brendan Boyle
   Senior Vice President

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